UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2022

Whitestone REIT
(Exact Name of Registrant as Specified in Charter)

Maryland	001-34855	76-0594970
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 South Gessner, Suite 500
Houston, TX	77063
(Address of Principal Executive Offices)	(Zip Code)

(713) 827-9595
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, par value $0.001 per share	WSR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 16, 2022, Whitestone REIT (the “Company”) and its operating partnership, Whitestone REIT Operating Partnership, L.P. (the “Operating Partnership”), amended its Note Purchase and Guarantee Agreement originally executed on  March 22, 2019 (the “Existing Note Agreement”), pursuant to the terms and conditions of an Amendment No. 1 to Note Purchase and Guaranty Agreement, dated as of December 16, 2022 (the Existing Note Purchase Agreement, as so amended, the “Amended Note Agreement”), by and among the Company and the Operating Partnership, together with certain subsidiary guarantors as initial guarantor parties thereto and The Prudential Insurance Company of America and the various other purchasers named therein.

Neither the term of the Existing Note Agreement, the interest rate, nor the principal amounts, were amended. The purpose of the amendment is to conform certain covenants and defined terms contained in the Amended Note Agreement with the Company’s recently amended unsecured credit facility with the lenders party thereto, Bank of Montreal, as administrative agent, Truist Bank, as syndication agent, and BMO Capital Markets Corp., Truist Bank, Capital One, National Association, and U.S. Bank National Association, as co-lead arrangers and joint book runners.

The above summary of the Amended Note Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Note Agreement. A copy of the Amended Note Agreement has been filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Exhibits

(d) Exhibits.

10.1
Cover for the First Amendment to Note Purchase and Guaranty Agreement, dated December 16, 2022, by and among Whitestone REIT Operating Partnership, L.P. and Whitestone REIT, the Initial Subsidiary Guarantors named therein, and the Purchasers named therein.

10.2
First Amendment to Note Purchase and Guaranty Agreement, dated December 16, 2022, by and among Whitestone REIT Operating Partnership, L.P. and Whitestone REIT, the Initial Subsidiary Guarantors named therein, and the Purchasers named therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

EXHIBIT INDEX

10.1
Cover for the First Amendment to Note Purchase and Guaranty Agreement, dated December 16, 2022, by and among Whitestone REIT Operating Partnership, L.P. and Whitestone REIT, the Initial Subsidiary Guarantors named therein, and the Purchasers named therein.

10.2
First Amendment to Note Purchase and Guaranty Agreement, dated December 16, 2022, by and among Whitestone REIT Operating Partnership, L.P. and Whitestone REIT, the Initial Subsidiary Guarantors named therein, and the Purchasers named therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whitestone REIT
(Registrant)

Date:	December 22, 2022	By: /s/ John S. Hogan
Name: John S. Hogan Title: Chief Financial Officer